UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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EMERSON ELECTRIC CO.
(Name of Registrant as Specified in Its Charter)
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Your **Vote** Counts!

EMERSON ELECTRIC CO.

2025 Annual Meeting
Vote by February 3, 2025 11:59 PM ET. For shares held in a Plan, vote by January 30, 2025 11:59 PM ET.

EMERSON

EMERSON ELECTRIC CO.
8000 WEST FLORISSANT AVENUE
P.O. BOX 4100
ST. LOUIS, MO 63136-8506

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You invested in EMERSON ELECTRIC CO. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on February 4, 2025. Only shareholders of record at the close of business on November 26, 2024 will be entitled to vote at the meeting.**

Get informed before you vote

View the Notice, Proxy Statement, Form of proxy and our Annual Report to Shareholders, including our Annual Report on Form 10-K, for the fiscal year ended September 30, 2024 online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 21, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

February 4, 2025
10:00 A.M., CST

Virtually at:
www.virtualshareholdermeeting.com/EMR2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting and the related proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting.

	Voting Items	Board Recommends
1.	ELECTION OF DIRECTORS FOR TERMS ENDING IN 2028	
	Nominees:	
1a.	Joshua B. Bolten	For
1b.	Calvin G. Butler, Jr.	For
1c.	Surendralal (Lal) L. Karsanbhai	For
1d.	Lori M. Lee	For
2.	Approval, by non-binding advisory vote, of Emerson Electric Co. executive compensation.	For
3.	Approval of the Amendment to Emerson Electric Co. Restated Articles of Incorporation to Declassify the Company's Board of Directors.	For
4a.	Amendment to Emerson Electric Co. Restated Articles of Incorporation to Reduce the Supermajority Voting Requirements for the Removal of Directors and Amendments to the Provisions in Article 5.	None
4b.	Amendment to Emerson Electric Co. Restated Articles of Incorporation to Reduce the Supermajority Voting Requirements in Connection with the Fair Price Provisions for Certain Business Combinations and Amendments to Those Provisions.	None
4c.	Amendment to Emerson Electric Co. Restated Articles of Incorporation to Reduce the Supermajority Voting Requirements for Amendments to the Terms of any Series of Preferred Stock.	None
5.	Approval of Emerson Electric Co.'s 2025 Employee Stock Purchase Plan.	For
6.	Ratification of KPMG LLP as Independent Registered Public Accounting Firm.	For
	To act upon such further business as may properly come before the meeting, or any adjournment or postponement thereof.	

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